Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference in Registration Statement No. 333-37478 on Form S-3 and 333-52036 on Form S-8 of our report dated March 16, 2004, appearing in this annual report on Form 10-KSB of BarPoint.com, Inc., for the year ended December 31, 2003.






                                                      /s/ Kaufman, Rossin & Co.
                                                      KAUFMAN, ROSSIN & CO.


Miami, Florida
March 16, 2004